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AMENDMENT NO. 4 TO CREDIT AGREEMENT AND LIMITED WAIVER
This Amendment No. 4 to Credit Agreement and Limited Waiver (this “Amendment”) is entered into as of February 3, 2022, by and among Morgan Stanley Direct Lending Fund, a Delaware corporation (the “Company”), CIBC Bank USA, as administrative agent (the “Administrative Agent”), and the financial institutions party to the Credit Agreement (the “Lenders”).
RECITALS
A.The Company, the Administrative Agent and the Existing Lenders are party to that certain Credit Agreement dated as of December 31, 2019 (as amended pursuant to that certain Amendment No. 1 to Credit Agreement and Lender Joinder, dated February 3, 2020, Amendment No. 2 to Credit Agreement, dated November 17, 2020, and Amendment No. 3 to Credit Agreement, dated December 17, 2021, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.The Company, the Administrative Agent, and each of the Lenders wish to amend the Credit Agreement pursuant to Section 15.1 of the Credit Agreement on the terms and conditions set forth below.
Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Upon the “Amendment Effective Date” (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 10.21 of the Credit Agreement is amended and restated to read as follows:
Debt. The Company shall not, directly or indirectly, make, create, incur, assume, or permit to exist any Debt (including Debt under the Loan Documents) in an aggregate amount at any time outstanding that would cause the Company’s asset coverage (as defined in the Investment Company Act) to be less than 150% of the Company’s Debt; provided that the Company shall not incur any Debt except in compliance with its Constituent Documents and each Subscription Agreement.
2.Limited Waiver.
(a)Pursuant to Section 10.21 of the Credit Agreement, the Company shall not, directly or indirectly, make, create, incur, assume, or permit to exist any (i) Contingent Liability or (ii) any Debt (including Debt under the Loan Documents), in an aggregate amount at any time outstanding that exceeds the unfunded Capital Commitments. On or prior to the date hereof, the aggregate amount of Contingent Liabilities and Debt (including Debt under the Loan Documents) of the Company exceeded the unfunded Capital Commitments (the “Specified Event”). The Company has requested that the
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Lenders waive any Event of Default that results or may have resulted solely as a result of the Specified Event (the “Specified Waiver”).
(b)The Required Lenders hereby agree to and hereby grant the Specified Waiver. For the avoidance of doubt, the waiver in this Section 2, (i) is limited only to the Specified Waiver; (ii) shall not be construed in any way to waive any Event of Default that has not occurred solely and directly as a result of the Specified Event; and (iii) shall not affect the right of the Lenders to demand compliance by the Company with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Amendment.
3.Representations and Warranties of the Company. The Company represents, warrants and certifies that:
(a)the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and general equitable principles;
(b)at the time of and immediately after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except, in each case, to the extent any such representation or warranty (i) is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) is already qualified by materiality or Material Adverse Effect, in which case such representation or warranty is true and correct in all respects; and
(c)at the time of and immediately after giving effect to this Amendment, no Event of Default (other than any Event of Default resulting solely from the Specified Event) or, to the Company’s knowledge, no Unmatured Event of Default has occurred and is continuing.
4.Amendment Effective Date. This Amendment shall become effective upon the date (the “Amendment Effective Date”) upon which all of the following conditions have been satisfied or waived:
(a)the execution and delivery of this Amendment by the Company, the Administrative Agent and the Required Lenders; and
(b)Company shall have paid to the Administrative Agent all fees due and owing under any Loan Document.
5.Reference to and Effect Upon the Loan Documents.
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(a)Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a Loan Document under the Credit Agreement.
6.Costs and Expenses. The Company hereby affirms its obligation under Section 15.5 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, negotiation, execution and delivery of this Amendment, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith.
7.GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
8.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
9.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed an original, but all such counterparts shall constitute one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of the executed Amendment maintained by the Administrative Agent and the Lenders shall deemed to be originals.

[signature pages to follow]
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

MORGAN STANLEY DIRECT LENDING FUND

By: _/s/ Venugopal Rathi_______________
Name: Venugopal Rathi
Title: CFO

[Signature Page to Amendment No. 4 to Credit Agreement and Limited Waiver]

CIBC BANK USA, as Administrative Agent, as Issuing Lender and as a Lender

By:/s/ Nicholas Jordan
Name: Nicholas Jordan
Title: Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement and Limited Waiver]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By: /s/ Timothy E. Beebe
Name: Timothy E. Beebe
Title: Vice President

[Signature Page to Amendment No. 4 to Credit Agreement and Limited Waiver]

ING CAPITAL LLC, as a Lender

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

By: /s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement and Limited Waiver]

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK & TRUST, as a Lender

By:/s/ Tomas Jasz
Name: Tomas Jasz
Title: 1st VP

[Signature Page to Amendment No. 4 to Credit Agreement and Limited Waiver]